UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2007
ADVENTRX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)
N/A
(Former name or former address if changed since last report)
Registrant’s telephone number, including area code: (858) 552-0866
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Evan M. Levine, Chief Executive Officer of Adventrx Pharmaceuticals, Inc. (“Adventrx”), and other executive officers will present the information reflected in the slides attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) commencing May 10, 2007 at various investor conferences and analyst meetings.
The information in this Report, including the slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.
By filing this Report and furnishing this information, Adventrx makes no admission as to the materiality of any information in this Report. The information contained in the slides is summary information that is intended to be considered in the context of Adventrx’ filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Adventrx makes, by press release or otherwise, from time to time. Adventrx undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
ADVENTRX cautions you that information included in the slides attached hereto as Exhibit 99.1 that are not a description of historical facts constitutes forward-looking statements that involve risks, uncertainties, assumptions and other factors that, if they do not materialize or prove to be accurate, could cause ADVENTRX’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to: ADVENTRX’s ability to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals; the potential to attract a strategic partner and the terms of any related transaction; the ability to timely enroll subjects in ADVENTRX’s current and anticipated clinical trials; the results of pending clinical trials for CoFactor® or ADVENTRX’s other product candidates; the potential for CoFactor® and ADVENTRX’s other product candidates to receive regulatory approval for one or more indications, and the uncertain process of seeking regulatory approval; other difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for CoFactor® and ADVENTRX’s other product candidates; the market potential for fluoropyrimidine biomodulators and other target markets, and ADVENTRX’s ability to compete in those markets; unexpected adverse side effects or inadequate therapeutic efficacy of CoFactor® or ADVENTRX’s other products that could delay or prevent regulatory approval or commercialization; the risk that preclinical and clinical results are not indicative of the success of subsequent clinical trials and that products will not perform as preclinical and clinical data suggests or as otherwise anticipated; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for CoFactor® and ADVENTRX’s other product candidates; and other risks and uncertainties more fully described in ADVENTRX’s press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. All forward-looking statements are qualified in their entirety by this cautionary statement and ADVENTRX assumes no obligation to revise or update any forward-looking statement, including any information included in the slides attached hereto as Exhibit 99.1, to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Dated: May 10, 2007	By:	/s/ Gregory P. Hanson
		Name:	Gregory P. Hanson
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

99.1	Presentation Slides